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                                                                   EXHIBIT 10.18

                            OFFICE CENTRE CORPORATION
                             1998 STOCK OPTION PLAN


SECTION 1.  PURPOSE; DEFINITIONS

                  The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Company and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Company's businesses and increases in stockholder value.

                  For purposes of the Plan, the following terms are defined as set forth below:

                  (a) "AFFILIATE" means a corporation or other entity controlled by the Company and designated by the Committee from time to time as such.

                  (b) "AWARD" means an award of Stock Appreciation Rights or Stock Options.

                  (c) "BOARD" means the Board of Directors of the Company.

                  (d) "CAUSE" means (1) conviction of a participant for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling a participant's employment duties, (3) willful and deliberate failure on the part of a participant to perform his employment duties in any material respect, (4) breach on the part of a participant of any employment agreement between such participant and the Company or any of its Subsidiaries, or (5) such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final. Notwithstanding the foregoing, if an optionee has an employment agreement with the Company which provides for a definition of "Cause", then such definition shall be the definition for purposes of this Plan.

                  (e) "CHANGE IN CONTROL" and "CHANGE IN CONTROL PRICE" have the meanings set forth in Sections 8(b) and (c), respectively.

                  (f) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (g) "COMMISSION" means the Securities and Exchange Commission or any successor agency.

                  (h) "COMMITTEE" means the Committee referred to in Section 2.


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                  (i) "COMMON STOCK" means common stock, par value $.001 per share, of the Company.

                  (j) "COMPANY" means Office Centre Corporation, a Delaware corporation.

                  (k) "DISABILITY" means permanent and total disability as determined under Company procedures in effect on the effective date of the Plan or as otherwise established by the Committee for purposes of the Plan. Notwithstanding the foregoing, if an optionee has an employment agreement with the Company which provides for a definition of "Disability", then such definition shall be the definition for purposes of this Plan.

                  (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

                  (m) "FAIR MARKET VALUE" means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on any national securities exchange on which the Common Stock is listed or, if not listed on any such exchange, as quoted on the Nasdaq National Market. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

                  (n) "INCENTIVE STOCK OPTION" or "ISO" means any Stock Option designated as, and qualified as, an "INCENTIVE STOCK OPTION" within the meaning of Section 422 of the Code.

                  (o) "NON-EMPLOYEE DIRECTOR" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

                  (p) "NONQUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

                  (q) "PLAN" means the Office Centre Corporation 1998 Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

                  (r) "RULE 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

                  (s) "STOCK APPRECIATION RIGHT" means a right granted under
Section 6.

                  (t) "STOCK OPTION" means an option granted under Section 5.

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                  (u) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (v) "TERMINATION OF EMPLOYMENT" means the termination of the participant's employment with the Company and any Subsidiary or Affiliate. A participant employed by a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and it Subsidiaries and Affiliates shall not be considered Terminations of Employment.

                  In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION

                  The Plan shall be administered by the Compensation Committee designated by the Board pursuant to the Company's By-Laws. If at any time there is no such Compensation Committee, or such Compensation Committee shall fail to be composed of at least two directors each of whom is both (1) a Non-Employee Director and (2) an "outside director" within the meaning of Section 162(m)(4) of the Code, the Plan shall be administered by a Committee selected by the Board and composed of not less than two individuals, each of whom shall be such a Non-Employee Director and such an outside director.

                  The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Company and its Subsidiaries and Affiliates.

                  Among other things, the Committee shall have the authority, subject to the terms of the Plan:

                           (a) To select the  officers  and  employees to whom
                  Awards may from time to time be granted;

                           (b) Determine whether and to what extent Incentive
                  Stock Options, Nonqualified Stock Options, Stock Appreciation Rights or any combination thereof are to be granted hereunder;

                           (c) Determine the number of shares of Common Stock to
                  be covered by each Award granted hereunder;

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                           (d) Determine the terms and conditions of any Award
                  granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation and any acceleration of vesting or waiver of forfeiture regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine; PROVIDED, HOWEVER, that the terms and conditions of any Award intended to qualify as "performance-based" compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m)(4)(C) of the Code;

                           (e) Subject to the provisions of Section 9, modify,
                  amend or adjust the terms and conditions of any Award, at any time or from time to time; and

                           (f) Determine to what extent and under what
                  circumstances Common Stock and other amounts payable with respect to an Award shall be deferred.

                  The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

                  The Committee may act only by a majority of its members then in office, except that the Committee may (1) authorize the delegation to designated officers or employees of the Company such of its powers and authority under the Plan as it deems appropriate (provided that no such authorization may be made that would cause Awards or other transactions under the Plan to fail to be exempt from Section 16(b) of the Exchange Act) and (2) authorize any one or more of the members of the Committee or any designated officer or employee of the Company to execute and deliver documents on behalf of the Committee.

                  Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate(s) at the time of the grant of the Award or, unless in contravention of any express terms of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer(s) or employee(s) pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.


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SECTION 3.  COMMON STOCK SUBJECT TO PLAN

                  (a) OPTIONED STOCK AUTHORIZED. The total number of shares of Common Stock reserved and available for issuance pursuant to Stock Options under the Plan shall be 1,500,000 (the "PLAN MAXIMUM"). However, except for purposes of determining the number of shares available for issuance pursuant to Incentive Stock Options (which shall not exceed such number), the Plan Maximum shall be increased by (i) the number of shares of Common Stock used to pay the exercise price of Stock Options and (ii) the number of Stock Options which have terminated upon expiration, cancellation, forfeiture or otherwise, subject to the limitations of Section 3(b) of the Plan. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

                  (b) MAXIMUM PARTICIPANT RIGHTS. No Plan participant may receive, during any fiscal year of the Company, Awards covering an aggregate of more than 350,000 shares of Common Stock. To the extent required by Section 162(m) of the Code, Common Stock relating to Awards which are cancelled continue to be counted against the maximum number of shares of Common Stock a Plan participant may receive and if, after grant of an Award, the Option Price is reduced, the transaction will be treated as a cancellation of the Award and a grant of a new Award and both the Award deemed to be cancelled and the Award deemed to be granted will be counted against the maximum number of shares of Common Stock a Plan participant may receive.

                  (c) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the aggregate limit on grants to individuals, in the number, kind and Option Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; PROVIDED, HOWEVER, that the number of shares subject to any Award shall always be a whole number.

SECTION 4.  ELIGIBILITY

                  All officers, directors, employees and consultants of the Company, its Subsidiaries and Affiliates are eligible to be granted Awards under the Plan.

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SECTION 5.  STOCK OPTIONS

                  Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.


                  The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); PROVIDED, HOWEVER, that an Incentive Stock Option may not be granted to an optionee if the Fair Market Value at the date of grant of shares with respect to which such option would first become exercisable in any calendar year, when added to the Fair Market Value at the date of grant of any other shares with respect to which an Incentive Stock Option granted to such optionee under the Plan (or any other incentive stock option plan maintained by the Company, its parent or any Subsidiary) first becomes exercisable in such calendar year, would exceed $100,000; AND PROVIDED FURTHER, HOWEVER, that Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.


                  Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee, by resolution, selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Company shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the Company and the participant.

                  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

                  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

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                  (a) OPTION PRICE. The option price per share of Common Stock purchasable under a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option granted to an optionee who, immediately before the grant of such Incentive Stock Option, owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company, its parent or Subsidiary, in no event shall the per share option price be less than 110% of the Fair Market Value per share of Common Stock on the date of grant.

                  (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option granted to an optionee who, immediately before the grant of such Incentive Stock Option, owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company, its parent or Subsidiary, in no event shall the Incentive Stock Option by its terms be exercisable more than five years after the date such Incentive Stock Option is granted.

                  (c) EXERCISABILITY. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

                  (d) METHOD OF EXERCISE. Subject to the provisions of this
Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

                  Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. Unless otherwise determined by the Committee, such payment may also be made in full or in part in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); PROVIDED, HOWEVER, that, (i) any Common Stock used to make such payment shall have been held for at least six months, and (ii) in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time the Stock Option is granted.

                  The Company may make loans to such participants as the Committee, in its discretion, may determine (including a participant who is a director or officer of the Company) in connection with the exercise of Stock Options in an amount up to the exercise price of the

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Stock Option to be exercised plus any applicable withholding taxes. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the shares covered by the Stock Option, or portion thereof, exercised by the participant. Such loans shall be subject to such terms and conditions as the Committee shall determine. Every loan shall comply with all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

                  Unless otherwise determined by the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 11(a).

                  (e) NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the optionee other than (1) by will or by the laws of descent and distribution; (2) in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder); or (3) as otherwise determined by the Committee (provided that no such determination may be made that would cause Awards or other transactions under the Plan to fail to be exempt under Section 16(b) of the Exchange Act). All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order, or the recipient of a transfer of such Stock Option permitted pursuant to clause
(3) of the preceding sentence, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any permitted transferee thereof.

                  (f) TERMINATION BY REASON OF DEATH. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be fully exercised (whether or not the Stock Option was fully exercisable) by the estate of the optionee, or by a person who acquired the right to exercise the Stock Option by bequest or inheritance, or otherwise by reason of the death of the Optionee, for

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a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be fully exercised by the optionee (whether or not the Stock Option was fully exercisable, unless provided otherwise in the option agreement) for a period of one year from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If following the optionee's termination of employment by reason of Disability the optionee dies, the Stock Option may be exercised by the classes of persons identified in Section 5(f). In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

                  (h) OTHER TERMINATION. Unless otherwise determined by the
Committee: (1) if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate; and (2) if an optionee incurs a Termination of Employment for any reason other than death, Disability or Cause, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; PROVIDED, HOWEVER, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

                  (i) CHANGE IN CONTROL CASH-OUT. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change of Control (the "EXERCISE PERIOD"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "SPREAD") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(i) shall have been exercised.

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SECTION 6.  STOCK APPRECIATION RIGHTS

                  (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights maybe granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

                  A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

                  (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

                           (i) Stock  Appreciation  Rights shall be exercisable
only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6.

                           (ii) Upon the exercise of a Stock Appreciation Right,
an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, equal in value to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise over the Option Price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                           (iii) Stock Appreciation Rights shall be transferable
only to permitted transferees of the underlying Stock Option in accordance with
Section 5(e).

SECTION 7.  DEFERRAL

                  The Committee may establish procedures whereby participants may elect to defer the receipt of shares or cash in settlement of Awards for a specified period or until a specified event.

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SECTION 8.  CHANGE IN CONTROL PROVISIONS

                  (a) IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

                  (b) DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

                           (1) An acquisition after the effective date of the
                  Plan by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either
                  (A) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by the Company, or (iv) any acquisition by any company pursuant to a transaction which complies with clauses
                  (A), (B) and (C) of Subsection (3) of this Section 8(b); or

                           (2) A change in the composition of the Board such
                  that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, for purposes of this Section 8(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or who shall be deemed to be such by election pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, PROVIDED, FURTHER, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or

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                  threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

                           (3) The approval by the shareholders of the Company
                  of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("CORPORATE TRANSACTION") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

                           (4) The approval by the stockholders of the Company
                  of a complete liquidation or dissolution of the Company.

                  (c) CHANGE IN CONTROL PRICE. For purposes of the Plan, "CHANGE IN CONTROL PRICE" means the higher of (1) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on any national exchange on which such shares are listed or, if not listed on any such exchange, as quoted on the Nasdaq National Market during

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the 60-day period prior to and including the date of a Change in Control or (2)
if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; PROVIDED, HOWEVER, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 9.  TERM, AMENDMENT AND TERMINATION


                  The Plan will terminate on March 11, 2008. Awards outstanding as of the date of any such termination shall not be affected or impaired by the termination of the Plan.


                  The Board may amend, alter, or discontinue the Plan to the extent it deems appropriate in the best interest of the Company, but no amendment, alteration or discontinuation shall be made which would (1) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right theretofore granted without the optionee's or recipient's consent, except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (2) disqualify any Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

                  The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3.

                  Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

SECTION 10.  UNFUNDED STATUS OF PLAN

                  It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make


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payments; PROVIDED, HOWEVER, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 11.  GENERAL PROVISIONS

                  (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                           (1) Quotation or approval for quotation upon notice
                  of issuance of such shares on the Nasdaq National Market, or such national securities exchange as may at the time be the principal market for the Common Stock;

                           (2) Any registration or other qualification of such
                  shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

                           (3) Obtaining any other consent, approval, or permit
                  from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

                  (b) Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

                  (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

                  (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations

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


of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

                  (e) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

                  (f) In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

                  (g) Notwithstanding the foregoing, if any right to receive cash granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for such cash Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

                  (h) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

                  (i) The Committee may grant Awards to employees who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions that differ from other Awards granted under the Plan for the purposes of complying with foreign tax laws. The Committee may grant Stock Appreciation Rights to employees without the grant of an accompanying Stock Option if the employees are subject at the time of grant to the laws of a jurisdiction that prohibits them from owning common stock. The Stock Appreciation Rights shall permit the employees to receive cash at the time of any exercise thereof.

                  (j) Any transaction effected pursuant to this Plan that is deemed to be a "DISCRETIONARY TRANSACTION" (as defined in Rule 16b-3) that occurs within six months of an "opposite way" discretionary transaction (as described in Rule 16b-3(f) thereunder) is automatically voided and will be deferred until six months have elapsed from the date of the most recent "opposite way" discretionary transaction under any Plan of the Company. If any

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

provision of the Plan is found not to be in compliance with Delaware or other applicable law, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Delaware or such other applicable law.

SECTION 12.  LIMITATIONS APPLICABLE TO PERFORMANCE-BASED COMPENSATION.

                  Notwithstanding any other provision of this Plan, any Award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

SECTION 13.       EFFECTIVE DATE OF PLAN

                  The Plan shall be effective on March 12, 1998.






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